SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ____)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ] Preliminary Proxy Statement             [  ] Confidential, for Use of
   [  ] Definitive Proxy Statement                   the Commission Only (as
   [X]  Definitive Additional Materials              permitted by Rule 14a-
                                                     6(e)(2))
   [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                              BANDAG, INCORPORATED
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):  *

   [  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

   [  ] $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

   [  ]  Fee paid previously with preliminary materials.

   [  ] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

   * Filing only additional materials; no fee required. Definitive materials filed with $125.00 fee on Schedule 14A on March 28, 1995.

                                   N O T I C E


   Dear Shareholder:

   The location of the Annual Meeting of Shareholders of Bandag, Incorporated, an Iowa corporation, has been changed from the Holiday Inn, 2915 North Highway 61, Muscatine, Iowa to:

                          Bandag, Incorporated, Plant V
                             6501 49th Street South
                      (Highway 61 South, in Progress Park)
                                 Muscatine, Iowa

   commencing at 10:00 o'clock a.m., Central Daylight Time.


                                              WARREN W. HEIDBREDER, Secretary